SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 10, 2006

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction
of incorporation or
organization)	Commission File Number	(I.R.S. Employer Identification No.)

950 Kifer Road
Sunnyvale, California 94086
(Address of Principal executive offices, including zip code)

(408) 523-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 10, 2006 Ben Gong, Acting Chief Financial Officer of Intuitive Surgical, Inc., entered into a written trading plan with Citigroup Global Markets, Inc.’s Smith Barney Division in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  Mr. Gong’s plan authorizes the sale of up to 18,000 shares of common stock of Intuitive Surgical.  Trading under the plan will begin as early as February 15, 2006 and end on December 15, 2006 unless terminated earlier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: February 15, 2006	By	/s/ LONNIE M. SMITH
Name: Lonnie M. Smith
Title: President and Chief Executive Officer